                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SYCAMORE NETWORKS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------


     (5) Total fee paid:

         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------


     (3) Filing Party:

         -----------------------------------------------------------------------


     (4) Date Filed:

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

                            SYCAMORE NETWORKS, INC.
                              10 ELIZABETH DRIVE
                             CHELMSFORD, MA 01824

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 26, 2000

                               ----------------

To the Stockholders of Sycamore Networks, Inc.:

   A Special Meeting of Stockholders of Sycamore Networks, Inc., a Delaware corporation (the "Corporation"), will be held on Wednesday, January 26, 2000 (the "Special Meeting") at 9:30 A.M., local time, at the Chelmsford Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts 01824 to consider and act upon the following matters:

1. To amend the Corporation's Amended and Restated Certificate of
   Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 250,000,000 shares to 1,500,000,000 shares.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Stockholders entitled to notice of and to vote at the meeting shall be determined as of December 20, 1999, the record date fixed by the Board of Directors for such purpose.

                                          By Order of the Board of Directors,

                                          Frances M. Jewels
                                          Secretary

Mail Date: December 30, 1999

 WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                            SYCAMORE NETWORKS, INC.
                              10 ELIZABETH DRIVE
                             CHELMSFORD, MA 01824

                               ----------------

                                PROXY STATEMENT

                               ----------------

                               DECEMBER 30, 1999

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sycamore Networks, Inc. (the
"Corporation") for use at the Special Meeting of Stockholders to be held on Wednesday, January 26, 2000 (the "Special Meeting") at 9:30 A.M., local time, at the Chelmsford Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts 01824, and any adjournments thereof.

   Only stockholders of record as of December 20, 1999 (the "Record Date") will be entitled to vote at the meeting and any adjournments thereof. As of that date, 78,696,484 shares of common stock, $.001 par value (the "Common Stock"), of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Special Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Special Meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Corporation.

   This Proxy Statement and the form of proxy were first mailed to stockholders on or about December 30, 1999.

VOTING SECURITIES AND VOTES REQUIRED

   The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Each share of Common Stock outstanding on the Record Date is entitled to one vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be counted as present at the meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary for approval of the proposal to amend the Corporation's Amended and Restated Certificate of Incorporation. Accordingly, abstentions and broker "non-votes" have the practical effect of a vote "against" this proposal.

   The persons named as attorneys in the proxies are officers of the Corporation. All properly executed proxies returned in time to be counted at the meeting will be voted in accordance with the instructions contained therein, and if no choice is specified, such proxies will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting.

   The Board of Directors of the Corporation knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of November 30, 1999, with respect to beneficial ownership of Common Stock by: (i) each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the shares of Common Stock outstanding as of such date; (ii) each director of the Corporation; (iii) the Chief Executive Officer of the Corporation; (iv) each of the most highly paid executive officers of the Corporation who received annual compensation in excess of $100,000 in fiscal year 1999; and
(v) all directors and executive officers as a group.

                                            AMOUNT AND
                                            NATURE OF     PERCENTAGE OF COMMON
 NAME AND ADDRESS OF BENEFICIAL OWNER(1)   OWNERSHIP(2)   STOCK OUTSTANDING(3)
 ---------------------------------------   ------------   --------------------
Gururaj Deshpande(4)......................  16,336,869            20.8
Daniel E. Smith(5)........................  14,703,183            18.7
Ryker Young...............................   1,021,812             1.3
Timothy Barrows(6)........................  12,619,369            16.0
Paul J. Ferri(6)..........................  12,616,869            16.0
John W. Gerdelman(7)......................      34,000             *
Matrix V Management Co., L.L.C.(8)
 1000 Winter Street, Suite 4500
 Waltham, MA 02154........................  12,586,869            16.0
Platyko Partners, L.P.....................   7,425,000             9.4
The Gururaj Deshpande Grantor Retained
 Annuity Trust............................   6,000,000             7.6
All executive officers and directors as a
 group (13 persons).......................  50,480,635(9)         63.9

--------
 *  Less than 1% of the total number of outstanding shares of Common Stock.
(1) Except as otherwise noted, the address of each person owning more than 5% of the outstanding shares of common stock is: c/o Sycamore Networks, Inc., 10 Elizabeth Drive, Chelmsford, MA 01824.
(2) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares.
(3) The number of shares of Common Stock deemed outstanding on November 30, 1999 includes (i) 78,696,484 shares of Common Stock outstanding on such date and (ii) all options that are currently exercisable or will become exercisable within 60 days of November 30, 1999 by the person or group in question.
(4) Includes 1,312,500 shares held by the Deshpande Irrevocable Trust and 6,000,000 shares held by the Gururaj Deshpande Grantor Retained Annuity Trust. Mr. Deshpande disclaims beneficial ownership of the shares held by the Deshpande Irrevocable Trust.
(5) Includes 7,425,000 shares held by Platyko Partners, L.P.
(6) Includes 11,328,180 shares held by Matrix Partners V, L.P. and 1,258,689 shares held by Matrix V Entrepreneurs Fund, L.P. Matrix V Management Co., L.L.C. is the general partner of each of Matrix Partners V, L.P. and Matrix V Entrepreneurs Fund, L.P. Messrs. Barrows and Ferri, directors of the Corporation, are general partners of Matrix V Management Co., L.L.C. Messrs. Barrows and Ferri disclaim beneficial ownership of the shares held by Matrix Partners V, L.P. and Matrix V Entrepreneurs Fund, L.P. except to the extent of their pecuniary interests therein arising from their general partnership interests in Matrix V Management Co., L.L.C.
(7) Includes an aggregate of 30,000 options that are currently exercisable or will become exercisable within 60 days of November 30, 1999.
(8) Composed of 11,328,180 shares held by Matrix Partners V, L.P. and 1,258,689 shares held by Matrix V Entrepreneurs Fund, L.P. Matrix V Management Co., L.L.C. is the general partner of each of Matrix Partners V, L.P. and Matrix V Entrepreneurs Fund, L.P. Messrs. Barrows and Ferri, directors of the Corporation, are general partners of Matrix V Management Co., L.L.C. Messrs. Barrows and Ferri disclaim beneficial ownership of the shares held by Matrix Partners V, L.P. and Matrix V Entrepreneurs Fund, L.P. except to the extent of their pecuniary interests therein arising from their general partnership interests in Matrix V Management Co., L.L.C.
(9) Includes an aggregate of 357,369 options that are currently exercisable or will become exercisable within 60 days of November 30, 1999.

                                PROPOSAL NO. 1:

   TO AMEND THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE CORPORATION FROM 250,000,000 SHARES TO 1,500,000,000 SHARES

GENERAL

   The Corporation's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 250,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. In December 1999, the Board of Directors adopted a resolution approving an amendment to the Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 1,500,000,000 shares, subject to stockholder approval of the amendment. No change is being proposed to the authorized number of shares of Preferred Stock.

CURRENT USE OF SHARES

   As of December 20, 1999 the Corporation had approximately 78,696,484 shares of Common Stock outstanding, approximately 19,223,553 shares of Common Stock reserved for future issuance under the Corporation's stock plans, of which approximately 5,054,849 shares are covered by outstanding options and approximately 14,168,704 shares are available for future grant or purchase. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Corporation has approximately 152,079,963 shares of Common Stock authorized under it's Amended and Restated Certificate of Incorporation remaining available for other purposes.

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

   The Board of Directors has adopted resolutions setting forth the proposed amendment to Article 4 of the Corporation's Amended and Restated Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Corporation's stockholders at the Special Meeting. The following is the text of Article 4 of the Corporation's Amended and Restated Certificate of Incorporation, as proposed to be amended:

   FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,505,000,000 shares, consisting of (i) 1,500,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock").

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

   The Board of Directors believes that it is in the Corporation's best interest to increase the number of shares of Common Stock that the Corporation is authorized to issue. The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Corporation with the flexibility to issue Common Stock for proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans and to effect stock splits, where the Board of Directors determines it advisable to do so.

   The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares to effect one or more of the previously mentioned purposes. No additional action or authorization by the Corporation's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Corporation reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

   Under the Corporation's Amended and Restated Certificate of Incorporation, the Corporation's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

   The proposed Amendment could, under certain circumstances, have an anti-takeover effect. For example, in the event of an attempt to take control of the Corporation, it may be possible for the Corporation to endeavor to impede the attempt by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Corporation. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Corporation's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting the Corporation's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Corporation's business. However, the Board of Directors is not currently aware of any attempt to take control of the Corporation and the Board of Directors has not presented this proposal in response to any such attempt.

VOTE REQUIRED

   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary for approval of the Amendment. Abstentions and broker "non-votes" have the practical effect of a vote "against" the proposal to amend the Corporation's Amended and Restated Certificate of Incorporation.

RECOMMENDATION OF THE BOARD

   The Board of Directors recommends that the stockholders vote "FOR" the proposal to amend the Corporation's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 shares to 1,500,000,000 shares.

                             STOCKHOLDER PROPOSALS

   The Corporation currently expects to hold its 2000 Annual Meeting of Stockholders in December 2000 and to begin printing and mailing the proxy materials to be furnished to all stockholders entitled to vote at such meeting in October 2000. To be eligible for inclusion in the Corporation's proxy statement for the 2000 Annual Meeting of Stockholders, proposals of stockholders must be received at the Corporation's principal executive offices not later than a reasonable time before the Corporation begins to print and mail its proxy materials. Stockholder proposals that are not intended to be included in our proxy materials for such meeting, but that are intended to be presented by the stockholder at the 2000 Annual Meeting of Stockholders, must be received not earlier than the ninetieth day prior to the 2000 Annual Meeting of Stockholders (which the Corporation currently expects to hold in December 2000) and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first. In order to curtail any controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                         TRANSACTION OF OTHER BUSINESS

   At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                           EXPENSES AND SOLICITATION

   The cost of soliciting proxies will be borne by the Corporation. Proxies may be solicited by certain of the Corporation's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Corporation may retain the services of one or more firms to assist in the solicitation of proxies, for an estimated fee of $5,000 plus reimbursement of expenses and may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

                            SYCAMORE NETWORKS, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                               JANUARY 26, 2000

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel E. Smith and Frances M. Jewels, and each of them, proxies, with full power of substitution, to vote all shares of stock of Sycamore Networks, Inc. (the "Corporation") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation to be held on Wednesday, January 26, 2000 (the "Special Meeting") at 9:30 a.m. local time, at the Chelmsford Radisson Hotel, 10 Independence Drive, Chelmsford, Massachusetts 01824, and at any adjournments thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated December 30, 1999, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

                               SEE REVERSE SIDE
                                   P R O X Y

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE PROPOSAL IN ITEM 1


1. To amend the Corporation's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 250,000,000 shares to 1,500,000,000 shares.

   [_] FOR [_] AGAINST [_] ABSTAIN

2. To transact such other business as may properly come before the meeting and any adjournment thereof.
[_] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

________________________________________________________________________________
Signature                                                                   Date

________________________________________________________________________________
Signature                                                                   Date